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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated July 3, 1998 included in Manor Care, Inc.'s Form 10-K for the year ended May 31, 1998 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

Washington D.C.
August 14, 1998